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                                                                   EXHIBIT 10.17



                      ASSET PURCHASE AND LICENSE AGREEMENT


    This Asset Purchase and License Agreement (this "AGREEMENT") is made and entered into as of September 3, 1998, by and between Learning Company Properties Inc. a Delaware corporation (the "BUYER") and Micrografx, Inc., a Texas corporation (the "SELLER").

                              Preliminary Statement

    The Buyer desires to acquire the rights to, and the Seller desires to license and transfer, certain of the assets of the Seller related to Seller's CreataCard product line, for the consideration set forth below, subject to the terms and conditions of this Agreement.

    NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

1.  Sale and License of the Assets

    1.1 Assets to be Licensed.

    (a) Subject to and upon the terms and conditions of this Agreement at the closing of the transactions contemplated by this Agreement (the "CLOSING"), the Seller shall license the following properties to Buyer:

        (i) License of Software Programs. Subject to the terms of this Agreement, effective as of the Closing Date, Seller hereby grants to Buyer the exclusive (other than existing OEM agreements), fully paid-up (when the Seller receives the payment called for by Section 1.7(a)), perpetual right and license to publish, use, reproduce, sublicense, translate and distribute the Software Programs (defined below), including all documentation associated therewith. Buyer shall have the exclusive (other than existing OEM agreements), fully paid-up (when the Seller receives the payment called for by Section 1.7(a)), perpetual right and license to publish, use, reproduce, sublicense, translate and distribute the Software Programs in any media, for sale, resale and/or license to end users, throughout the world, in all channels of trade unless otherwise restricted under the Assumed Agreements (as hereinafter defined), including, without limitation, (a) sales directly to end users, (b) sales through resellers, dealers and distributors, (c) sales through arrangements with original equipment manufacturers ("OEMS"), (d) sales through on-line services, the Internet and other online channels and (e) sales in the educational channel. Subject to the terms of this Agreement, the rights granted hereunder include all marketing, production, retail, wholesale, television offer, direct mail and telesales rights, and all other sales and distribution rights (other than existing OEM agreements) for the Software Programs. The License granted is granted subject to all the rights of American Greetings Corporation contained in the Assumed Agreements and the obligations of the Seller thereunder are hereby assumed by the Buyer. The "SOFTWARE PROGRAMS" shall mean Micrografx's rights in the one or more software application programs now known as "CreataCard" and related family of programs using


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the CreataCard name listed in Schedule 1.1 including the Windows, MAC and all other platform and foreign language versions thereof (including, without, limitation, the Carleton Cards product), and all related documentation. The rights licensed herein shall expressly exclude the right to prepare derivative works to the source code based on this license. Buyer shall however have the right to prepare derivative works that do not require modifications to the source code such as to create derivative versions based upon modifications to screens, packaging, manuals, collateral materials, modifications to the E-reg program, modifications to the "unlockables" programs, and OEM and other similar derivative versions.

         (ii) a non-exclusive, fully paid-up (when the Seller received the payment called for by Section 1.7(a)), perpetual license to publish, use and distribute any and all product content owned by Seller, demos, golden masters, film, translation kits, and localized versions relating to the Software Programs, any and all promotional and advertising materials, and a non-exclusive, fully paid-up, perpetual license to use any confidential information (to the extent owned by Seller) which has been reduced to writing relating to the Software Programs;

         (iii) a non-exclusive, perpetual, fully paid-up (when the Seller receives the payment called for by Section 1.7(a)), license to publish, use and distribute any and all web site materials relating to the Software Programs to the extent owned by Seller; and

        (iv) a non-exclusive, perpetual, fully paid-up (when the Seller receives the payment called for by Section 1.7(a)) license to use in any manner the list of all registered end users for each and every version of the Software Program. For a period of 18 months following the Closing Date, within 30 days of the end of each calendar quarter, Seller shall provide Buyer with an updated electronic list of new registered end users with the names and other information described in Section 4(j) below.

    1.2 Assets to be Purchased.

    (a) Subject to and upon the terms and conditions of this Agreement, at the Closing, the Seller shall transfer, convey, assign, deliver, and the Buyer shall receive from the Seller, the following properties, assets and other claims, rights and interests of the Seller:

        (i) all executory contracts and agreements listed on Schedule 1.2(a)(i) attached hereto including the Master Agreement with American Greetings Corporation dated February 9, 1996, as amended April 1, 1997 and Subagreements A, B, D, and E, as amended, entered into thereunder as amended, and in their entirety (collectively, the "ASSUMED AGREEMENTS"), which an affiliate of Buyer (Mindscape, Inc.) hereby agrees to assume by execution hereof; and

        (ii) all rights in and to the gold master CD and film for each version of the Software Programs (including any collateral materials required for Buyer to manufacture the Software Programs), the packaging, manuals, CD ROM inserts, other inserts, the "unlockable" collateral materials, and transkits for each version of the software and any rights of the Seller in the trade dress to the Software Programs (collectively, the "INTANGIBLE PROPERTY").

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    (b) The Software Programs, Intangible Property and other properties, assets and business of the Seller described in paragraph (a) above shall be referred to collectively as the "ASSETS."

    (c) Buyer shall have the right to modify any of the Assets, to the extent owned by Seller (except as provided in the last two sentences of Section 1.1(a)(i)).

    1.3 Inventory, Purchase and Sale of Inventory by Buyer, and Returns.

        (a) Effective as of September 1, 1998, Seller and its distributors (other than under the existing OEM agreements) shall have ceased fulfilling any and all unfulfilled purchase orders it receives for the Software Programs and Seller shall forward to Buyer all such open purchase orders at the Closing. On the Closing Date, Seller shall assign to Buyer any and all inventory of the Software Programs identified on Schedule 2.5. Promptly following the Closing Date, Seller shall ship, at Buyer's expense, such inventory to Buyer pursuant to Buyer's written instructions. Buyer shall remove Seller's "MICROGRAFX" logos from such inventory as soon as commercially practicable. It is however expressly agreed that Buyer may market and sell such inventory and sell sheets with the "MICROGRAFX" logo for a commercially practicable period of time.

        (b) The channel inventory as of the Closing Date and wholesale costs are set forth by account on Schedule 2.5 attached hereto. Seller shall be liable to Buyer for returns to the extent that channel inventory of the Software Programs sold by Seller exceed a maximum of $3.4 million of channel inventory as set forth in Schedule 2.5 as of the Closing Date. Seller shall indemnify Buyer for any and all Software Program channel inventory, but only if and to the extent that channel inventory is in excess of the amounts described in Schedule
2.5. Any indemnification payments under this Section 1.3(b) shall be made by Seller to Buyer within sixty (60) days from the date of such excess channel returns or, at Buyer's option, Buyer may take a credit against any of the payments owing to Seller hereunder including those set forth in Section 1.7 hereof, provided such sums are not in dispute.

        (c) Buyer shall be responsible for all product returns associated with the Software Programs arising from and after the Closing Date, including, stock balances, defective product returned pursuant to the published warranty, price protection related returns. Seller shall remain liable for any bad debt relating to the Software Programs shipped prior to the Closing Date. Buyer shall be responsible for marketing development funds ("MDF") presently existing for versions 1.0, 2.0 and 3.0 of the CreataCard Software Program not to exceed $165,000 as set forth on Schedule 1.3(c), and all MDF commitments initiated by the Seller arising after the Closing Date for CreataCard Software Programs shipped prior to the Closing Date not to exceed $425,000 as set forth on
Schedule 1.3(c). Seller shall be liable for MDF in excess of such respective $165,000 and $425,000 amounts and shall indemnify Buyer for such amounts. Any such indemnification payments under this Agreement shall be paid to Buyer within sixty (60) days of demand.

        (d) Seller shall retain all responsibility for redeeming coupon rebates for the Software Programs in connection with the promotional program being administered by Continental Promotions or any other party for sales of the Software Programs into the retail channel prior to the Closing Date.

        (e) Notwithstanding any other provision in any other agreement, Seller hereby acknowledges and agrees that Buyer has full discretion with respect to the marketing of the Software Programs, subject however to the approval rights of American Greetings Corporation contained in separate agreements which


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the Buyer hereby acknowledges, and that any approval or review rights that
Seller may have under any agreement are hereby waived and terminated.

    1.4 No Liabilities. Except as set forth in Sections 1.1(a)(i), 1.2(a)(i) and
1.3 above, the Buyer shall assume no liabilities, obligations or agreements of the Seller whatsoever and the Seller shall remain responsible for, and shall indemnify the Buyer against, all such liabilities, obligations and agreements, as set forth in Section 6 hereof.

    1.5 Excluded Assets. Notwithstanding anything in Section 1.1 or 1.2 to the contrary, the Assets shall not include (i) any assets associated with Seller's other software products or (ii) the assets identified on Schedule 1.5 attached hereto or (iii) ownership of source code and other code and intellectual property rights in the underlying Software Programs not explicitly licensed or transferred hereunder (the "EXCLUDED ASSETS").

    1.6 Further Assurances. At any time and from time to time after the Closing, at the Buyer's request and without further consideration, the Seller promptly shall execute and deliver such instruments of sale, transfer, conveyance, assignment and confirmation, and take such other action, as the Buyer may reasonably request to more effectively transfer, convey and assign to the Buyer, and to confirm the Buyer's rights herein granted to, all of the Assets, to put the Buyer in actual possession and operating control thereof, to assist the Buyer in exercising all rights with respect thereto and to carry out the purpose and intent of this Agreement. Without limiting the foregoing, from the date of execution of this Agreement until the Closing Date, the Buyer and Seller shall each use reasonable best efforts to obtain all required consents and approvals, including the consent of American Greetings Corporation, required in order for Seller to consummate the transactions contemplated by this Agreement.

    1.7 Purchase Price.

        (a) The purchase price for the Assets shall be Seven Million U.S. Dollars ($7,000,000) (the "PURCHASE PRICE"). The Purchase Price shall be paid to Seller on January 5, 1999 in cash by wire transfer.

        (b) Seller may assign its rights to receive payment of the Purchase Price and the rights of enforcement to a third party without notice or Buyer's consent. Buyer agrees to reasonably cooperate with Seller in order to facilitate such a "factoring" transaction. Buyer and Seller agree to expressly pay 50% of all discounts and transaction related costs associated with respect to a factoring transaction with Sanwa Bank (or another mutually agreed upon financial institution).

    1.8 The Closing. The Closing shall take place at the offices of Buyer on or before September 3, 1998 or at such other place, time or date (in person or by fax) as may be mutually agreed upon in writing by the parties hereto. The transfer of the Assets by the Seller to the Buyer shall be deemed to occur at 1:30 p.m., Boston time, on the date of the Closing (the "CLOSING DATE"). Except as required by law, neither party shall make a public announcement of said asset transfer until the other party approves in writing the timing and text of such announcement.

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    1.9 Press Releases. Either party may issue a press release relating to the transactions contemplated under this Agreement, subject to the approval of the other party which shall not be unreasonably withheld.

2.  Representations and Warranties of the Seller

    The Seller represents and warrants to the Buyer as follows:

    2.1 Organization. The Seller is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation, and has all requisite power and authority (corporate and other) to own its properties, to carry on its business as now being conducted, to execute and deliver this Agreement and the agreements contemplated herein, and to consummate the transactions contemplated hereby. The Seller is qualified to do business and is in good standing in all jurisdictions in which its ownership of property or the character of its business requires such qualification.

    2.2 Authorization.

        (a) The execution and delivery of this Agreement by the Seller, and the agreements provided for herein, and the consummation by the Seller of all transactions contemplated hereby, have been duly authorized by all requisite corporate action. This Agreement and all such other agreements and obligations entered into and undertaken in connection with the transactions contemplated hereby to which the Seller is a party constitute the valid and legally binding obligations of the Seller, enforceable against the Seller in accordance with their respective terms. The execution, delivery and performance by the Seller of this Agreement and the agreements provided for herein, and the consummation by the Seller of the transactions contemplated hereby and thereby, will not, with or without the giving of notice or the passage of time or both, (a) violate the provisions of any law, rule or regulation applicable to the Seller; (b) violate the provisions of the Certificate of Incorporation or By-laws of the Seller; (c) violate any judgment, decree, order or award of any court, governmental body or arbitrator; or (d) conflict with or result in the breach or termination of any term or provision of, or constitute a default under, or cause any acceleration under, or cause the creation of any lien, charge or encumbrance upon the properties or assets of the Seller pursuant to, any indenture, mortgage, deed of trust or other instrument or agreement to which the Seller is a party or by which the Seller or any of its properties is or may be bound; provided, however, assignment of the Assumed Agreements with American Greetings Corporation to Buyer requires the consent of American Greetings Corporation.

        (b) Schedule 2.2(b)(i) attached hereto sets forth a true, correct and complete list of (i) all material contracts which relate to the Software Programs, (ii) all consents and approvals of third parties that are required in connection with the consummation by the Seller of the transactions contemplated by this Agreement (it being understood that Buyer shall not be bound from and after the Closing by any agreements to which Seller is a party other than those agreements listed on Schedule 1.2(a)(i)), and (iii) all royalties, advances against royalties and other fees or amounts owed to third parties relating to the Software Programs except amounts payable to American Greetings Corporation.

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        (c) Schedule 2.2(c) attached hereto sets forth a true, correct and complete list of all OEM, license and distribution agreements or other similar agreements of any kind with respect to the Software Programs. Seller has not entered into any OEM, license or distribution agreement or other similar agreements of any kind with respect to the Software Programs except as specifically identified on Schedule 2.2(c) attached hereto. Seller has not entered into any OEM, license or distribution agreement that grants a third party any exclusive or worldwide distribution rights in any channel to the Software Programs other than (i) the rights of American Greetings Corporation under the Assumed Agreements, (ii) a distribution agreement with Cendant Corporation which Seller agrees to terminate on or before the Closing date, and
(iii) the OEM Agreements listed on Schedule 2.2(c).

    2.3 Ownership of the Assets. Schedule 2.3 attached hereto sets forth a true, correct and complete list of all claims, liabilities, liens, pledges, charges, encumbrances and equities of any kind affecting the Assets (collectively, the "ENCUMBRANCES"). The Seller is, and at the Closing will be, the true and lawful owner of the Assets, and will have the right to sell and transfer to the Buyer good, clear, record and marketable title to the Assets, free and clear of all Encumbrances of any kind. The delivery to the Buyer of the instruments of transfer of ownership contemplated by this Agreement will vest good and marketable title to the Assets in the Buyer, free and clear of all liens, mortgages, pledges, security interests, restrictions, prior assignments, encumbrances and claims of any kind or nature whatsoever.

    2.4 Litigation and Claims. Except as disclosed on Schedule 2.4 attached hereto, the Seller is not a party to, or to the Seller's best knowledge threatened with, and none of the Assets are subject to, any litigation, suit, action, investigation, proceeding or controversy before any court, administrative agency or other governmental authority relating to or affecting the Assets. The Seller is not in violation of or in default with respect to any judgment, order, writ, injunction, decree or rule of any court, administrative agency or governmental authority or any regulation of any administrative agency or governmental authority relating to the Assets.

    2.5 Inventory. Schedule 2.5 attached hereto sets forth a true, correct and complete list of the inventory of the Software Programs (including quantities of each SKU thereof) as of the Closing Date, separated into one list for Seller's inventory on hand and a another list for field inventory, by customer and SKU.

    2.6 Trade Names and Other Intangible Property.

        (a) Schedule 2.6 attached hereto sets forth a true, correct and complete list and, where appropriate, a description of, all Intangible Property. True, correct and complete copies of all licenses and other agreements relating to the Intangible Property have been previously delivered by the Seller to the Buyer.

        (b) Except for material licensed to Seller under the Assumed Agreements and the Excluded Assets, the Seller is the sole and exclusive owner of the Software Programs and the Intangible


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Property and all designs, permits, labels and packages used on or in connection therewith, and no third party has, or has asserted, any rights to the Software Programs or the Intangible Property (except to the extent the underlying technology has been licensed to others) or which may adversely affect the rights of the Buyer. To the best of Seller's knowledge, the Software Programs and the Intangible Property do not infringe on any United States trademark, trade name, copyright or other proprietary right of any third party. The Seller has no disputes with or claims against any third party for infringement by such third party of any trade name or other Intangible Property of the Seller included in the Assets. The Seller has taken all steps reasonably necessary to protect its right, title and interest in and to the Intangible Property.

    2.7 Regulatory Approvals. All consents, approvals, authorizations and other requirements prescribed by any law, rule or regulation which must be obtained or satisfied by the Seller and which are necessary for the execution and delivery by the Seller of this Agreement and the documents to be executed and delivered by the Seller in connection herewith have been obtained and satisfied.

    2.8 Version 3.0 of CreataCard Gold and CreataCard Plus. Seller represents and warrants to Buyer that Version 3 of CreataCard Gold and Version 3 of CreataCard Plus Programs have been delivered to American Greetings and that such programs will perform according to the attached specifications.

3.  Representations and Warranties of the Buyer

    The Buyer represents and warrants to the Seller as follows:

    3.1 Organization. The Buyer is a corporation duly organized, validly existing and in good standing under the laws of the state of its corporation, and has the requisite power and authority (corporate and other) to own its properties and to carry on its business as now being conducted.

    3.2 Authorization. The Buyer has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement by the Buyer, and the agreements provided for herein, and the consummation by the Buyer of all transactions contemplated hereby, have been duly authorized by all requisite corporate action. This Agreement and all such other agreements and written obligations entered into and undertaken in connection with the transactions contemplated hereby constitute the valid and legally binding obligations of the Buyer, enforceable against the Buyer in accordance with their respective terms. The execution, delivery and performance of this Agreement and the agreements provided for herein, and the consummation by the Buyer of the transactions contemplated hereby and thereby, will not, with or without the giving of notice or the passage of time or both, (a) violate the provisions of any law, rule or regulation applicable to such party; (b) violate the provisions of the Certificate of Incorporation or By-laws of Buyer; (c) violate any judgment, decree, order or award of any court, governmental body or arbitrator; or (d) conflict with or result in the breach or termination of any term or provision of, or constitute a default under, or cause any acceleration under, or cause the creation of any lien, charge or encumbrance upon the properties or assets of the Buyer pursuant to, any indenture, mortgage, deed of trust or other agreement or instrument to which it or its properties is a party or by which the Buyer is or may be bound.

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    3.5 Regulatory Approvals. All consents, approvals, authorizations and other requirements prescribed by any law, rule or regulation which must be obtained or satisfied by the Buyer and The Learning Company and which are necessary for the consummation of the transactions contemplated by this Agreement have been obtained and satisfied.

    3.6 Disclosure. No representation or warranty by the Buyer in this Agreement contains or will contain any untrue statement of a material fact known by Buyer on the Closing Date or omits or will omit any material fact known by Buyer on the Closing Date necessary in order to make the statements contained therein and herein not misleading.

4.  Conditions to Obligations of the Buyer

    The obligations of the Buyer under this Agreement are subject to the fulfillment, at the Closing Date, of the following conditions precedent, each of which may be waived in writing in the sole discretion of the Buyer:

    4.1 Continued Truth of Representations and Warranties of the Seller; Compliance with Covenants and Obligations. The representations and warranties of the Seller shall be true on and as of the Closing Date as though such representations and warranties were made on and as of such date, except for any changes permitted by the terms hereof or consented to in writing by the Buyer. The Seller shall have performed and complied with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing Date.

    4.2 Corporate Proceedings. All corporate and other proceedings required to be taken on the part of the Seller to authorize or carry out this Agreement and to convey, assign, transfer and deliver the Assets shall have been taken.

    4.3 Governmental Approvals. All governmental agencies, departments, bureaus, commissions and similar bodies, the consent, authorization or approval of which is necessary under any applicable law, rule, order or regulation for the consummation by the Seller of the transactions contemplated by this Agreement and the operation of the Seller's business as it relates to the Assets by the Buyer shall have consented to, authorized, permitted or approved such transactions.

    4.4 Consents of Lenders, Lessors, Licensors and Other Third Parties. The Seller shall have received all requisite consents and approvals of American Greetings Corporation, all lenders, lessors, Licensors and other third parties whose consent or approval is required in order for the Seller to consummate the transactions contemplated by this Agreement, including, without limitation, those set forth on Schedule 2.2(b)(ii) attached hereto.

    4.5 Adverse Proceedings. No action or proceeding by or before any court or other governmental body shall have been instituted or threatened by any governmental body or person whatsoever which shall seek to restrain, prohibit or invalidate the transactions contemplated by this Agreement or which might affect the right of the Buyer to own or use the Assets after the Closing.

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    4.6 The Assets. At the Closing the Buyer shall receive good, clear, record and marketable title to the Intangible Property, free and clear of all liens, liabilities, security interests and encumbrances of any nature whatsoever other than as contemplated by the Assumed Agreements.

    4.7 Closing Deliveries. The Buyer shall receive within five (5) business days of the Closing Date each of the following:

        (a) the assignments of the Assumed Agreements identified on Schedule 1.2(a)(i), in form reasonably satisfactory to the Buyer;

        (b) technical data, product literature and other documentation relating to the Seller's greeting card software business as it relates to the Assets;

        (c) such contracts, files and other data and documents pertaining to the Assets as the Buyer may reasonably request;

        (d) a certificate of the Secretary of the Seller attesting to the incumbency of the Seller's officers, respectively, and the authenticity of the resolutions authorizing the transactions contemplated by the Agreement;

        (e) required consents from those parties identified on Schedules 2.2;

        (f) masters of the Software Programs and related collateral materials including artwork for packaging and marketing materials, film, translation kits, website materials via an electronic media transfer; and

        (g) a list of "frequently asked questions" to technical support and customer support relating to the Software Programs;

        (h) a list on electronic tape of all registered end users for each and every version of the Software Programs, including all biographical, product and credit card related information; and

        (i) such other documents, instruments or certificates as the Buyer may reasonably request.

5.  Conditions to Obligations of the Seller

    The obligations of the Seller under this Agreement are subject to the fulfillment, at the Closing Date, of the following conditions precedent, each of which may be waived in writing at the sole discretion of the Seller:

    5.1 Continued Truth of Representations and Warranties of the Buyer; Compliance with Covenants and Obligations. The representations and warranties of the Buyer in this Agreement shall be true on and as of the Closing Date as though such representations and warranties were made on and as of such date, except for any changes consented to in writing by the Seller. The Buyer shall have performed and complied with all terms, conditions, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing Date.

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    5.2 Corporate Proceedings. All corporate and other proceedings required to be taken on the part of the Buyer to authorize or carry out this Agreement shall have been taken.

    5.3 Governmental Approvals; Consents. All governmental agencies, departments, bureaus, commissions and similar bodies, the consent, authorization or approval of which is necessary under any applicable law, rule, order or regulation for the consummation by the Buyer of the transactions contemplated by this Agreement shall have consented to, authorized, permitted or approved such transactions. All consents from those parties listed on Schedule 2.2 shall have been obtained. The parties listed on Schedule 1.2(a)(i) shall have released Seller from all obligations under the Assumed Agreements, including without limitation, American Greetings Corporation shall have terminated Seller's obligations to it under all Assumed Agreements.

    5.4 Adverse Proceedings. No action or proceeding by or before any court or other governmental body shall have been instituted or threatened by any governmental body or person whatsoever which shall seek to restrain, prohibit or invalidate the transactions contemplated by this Agreement or which might affect the rights of Seller contemplated by this Agreement.

    5.5 Adverse Proceedings. No action or proceeding by or before any court or other governmental body shall have been instituted or threatened by any governmental body or person whatsoever which shall seek to restrain, prohibit or invalidate the transactions contemplated by this Agreement or which might affect the right of the Seller to transfer the Assets.

    5.6 Closing Deliveries. The Seller shall have received at the Closing each of the following documents:

        (a) such documents, instruments or certificates as the Seller may reasonably request; and

        (b) the payment from Buyer of the Purchase Price shall have been received by Seller.

6.  Indemnification

    6.1 Scope. For a period of five (5) years from the Closing Date, Seller hereby indemnifies and holds harmless Buyer against all claims, damages, losses, liabilities, costs and expenses (including, without limitation, settlement costs and any reasonable legal, accounting or other expenses for defending any actions or threatened actions) reasonably incurred by Buyer in connection with each and all of the following:

        (a) Any breach by the Seller of any representation or warranty in this Agreement;

        (b) Any breach of any covenant, agreement or obligation of the Seller contained in this Agreement or any other agreement, instrument or document contemplated by this Agreement;

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        (c) Any liabilities or obligations of the Seller or relating to the
Assets not disclosed herein;

        (d) The failure of the Buyer to obtain the protections afforded by compliance with the notification and other requirements of the bulk sales laws in force in the jurisdictions in which such laws may be applicable to either the Seller or the transactions contemplated by this Agreement;

        (e) Any intellectual property or other proprietary claim relating to Software Programs;

        (f) Any tax liabilities or obligations of the Seller; and

        (g) any claim brought by Cendant Corporation or any of its affiliates or successors relating to the Software Programs or the distribution rights thereto.

    6.2 Claims for Indemnification. Whenever any claim shall arise for indemnification hereunder the Buyer (the "INDEMNIFIED PARTY"), shall promptly notify the Seller (the "INDEMNIFYING PARTY") of the claim and, when known, the facts constituting the basis for such claim. In the event of any such claim for indemnification hereunder resulting from or in connection with any claim or legal proceedings by a third party, the notice to the Indemnifying Party shall specify, if known, the amount or an estimate of the amount of the liability arising therefrom. The Indemnified Party shall not settle or compromise any claim by a third party for which it is entitled to indemnification hereunder without the prior written consent of the Indemnifying Party, which shall not be unreasonably withheld.

    6.3 Defense by Indemnifying Party. In connection with any claim giving rise to indemnity hereunder resulting from or arising out of any claim or legal proceeding by a person who is not a party to this Agreement, the Indemnifying Party at its sole cost and expense may, upon written notice to the Indemnified Party, assume and control the defense of any such claim or legal proceeding. The Indemnified Party shall be entitled to participate in (but not control) the defense of any such action, with its counsel and at its own expense. If the Indemnifying Party does not assume the defense of any such claim or litigation resulting therefrom within 30 days after the date such claim is made, (a) the Indemnified Party may defend against such claim or litigation, in such manner as it may deem appropriate, including, but not limited to, settling such claim or litigation, after giving notice of the same to the Indemnifying Party, on such terms as the Indemnified Party may deem appropriate, and (b) the Indemnifying Party shall be entitled to participate in (but not control) the defense of such action, with its counsel and at its own expense.

7.  Post-Closing Agreements

    7.1 Non-Competition Agreement.

        (a) Following the Closing Date neither the Seller nor any affiliate thereof shall develop, market or sell any product containing any content from American Greetings or under the American Greetings trademark and brand, the CreataCard trademark, the John Sands trademark or any confusingly similar brand or name that competes with the Software Programs. Buyer agrees that (i) the development, licensing, marketing or selling, or (ii) the licensing of any of Seller's technology to a third party for use in connection with the development, marketing or selling, of a greeting card or social expression product that does not violate the foregoing will not be a violation of this
Section 7.1.

        (b) The parties hereto agree that the duration and geographic scope of the non-competition provision set forth in this Section 7.1 are reasonable. In the event that any court determines that the duration or the geographic scope, or both, are unreasonable and that such provision is to that extent unenforceable, the parties hereto agree that the provision shall remain in full force and effect for the greatest time period and in the greatest area that would not render it unenforceable. The parties intend that this non-competition provision shall be deemed to be a series of separate covenants, one for each and every county of each and every state of the United States of America and each and every political subdivision of each and every country outside the United States of America where this provision is intended to be effective. The Seller agrees that damages are an inadequate remedy for any breach of this provision and that the Buyer shall, whether or not it is pursuing any potential remedies at law, be entitled to equitable relief in the form of preliminary and permanent injunctions without bond or other security upon any actual or threatened breach of this non-competition provision.

    7.2 Sharing of Data.

        (a) The Buyer shall have the right for a period of four (4) years following the Closing Date to have reasonable access, at Buyer's expense and during normal business hours, to those books, records and accounts, including financial and tax information, correspondence, production records, and other records which are retained by the Seller pursuant to the terms of this Agreement to the extent that any of the foregoing relates to the Assets of the Seller transferred to the Buyer hereunder or is otherwise needed by the Buyer in order to comply with its obligations under applicable securities, tax, or other laws and regulations.

        (b) The Seller and the Buyer agree that from and after the Closing Date they shall cooperate fully with each other to facilitate the transfer of the Assets from the Seller to the Buyer and the operation thereof by the Buyer.

    7.3 Use of Names and Trade Dress. The Seller agrees not to use the names "CREATACARD" and "AMERICAN GREETINGS" or any confusingly similar derivation thereof or any confusingly similar trade dress from any of the Software Programs after the Closing Date in connection with any business related to, or competitive with the greeting card software application business conducted by the Seller on the date hereof. Except as specifically permitted by this Agreement, the Buyer agrees not to use the name "MICROGRAFX" after the Closing Date in connection with any business related to, competitive with, or an outgrowth of, the business conducted by the Seller on the date hereof.

    7.4 Training. The Seller shall provide 40 hours of training and transition engineering to Buyer at no charge prior to December 1, 1998. Any training in excess of 40 hours will be at the mutual agreement of the parties and shall be at an hourly rate to be determined by dividing the employee's documented annual salary and benefits by the documented number of hours that such employee works on the project. If Buyer desires to have the training identified in this Section
7.6 performed at Buyer's site, Buyer shall be responsible for all reasonable transportation, lodging and meal costs for Seller's employees, except that Seller agrees that Buyer shall not be obligated to pay any such costs if such training occurs within fifty (50) miles of Seller's location. At Buyer's request, Seller shall perform modifications to any of the versions of the source code of the Software Programs, including, without limitation, an OEM v2.3 version, and modifications to the "unlockables" in the Software Programs or other reasonable requests up to said 40 hours.

    7.5 End User Support. The Seller shall provide all technical support and customer service support to the end Users of the Software Programs until September 30, 1998, irrespective of whether Buyer or Seller sold such Software Programs. Commencing October 1, 1998, Buyer shall provide all technical support and customer service support to the end Users of the Software Programs. Seller shall provide at least five (5) days of training to the Buyer in the areas of such support. In the event that Buyer desires to have the training identified in this Section 7.5 be performed at Buyer's site, then Buyer shall be responsible for reasonable transportation costs and allocable out-of-pocket portion of the salary of its technical support personnel providing the training contemplated under this Section 7.5. After October 1, 1998, Seller agrees to forward all such technical and customer support calls to Buyer pursuant to Buyer's written instructions.

    7.6 Non-Solicitation. For a period of twelve (12) months from the Closing Date, neither Buyer nor Seller (including such parties' affiliates or partners) shall not solicit for employment or employ any employee of the other party.

    7.7 Management of CREATACARD.COM Web Site. The Seller shall continue to manage the creatacard.com web site until September 30, 1998 at which time Seller transfer management of this web site to Buyer and Buyer shall commence management of the site. At Buyer's request, Seller shall establish one or more links from such creatacard.com site to site(s) designated by Buyer.

    7.8 "Unlockable" Revenue. All revenue received by Seller from the content "unlockables" shall be paid to Buyer within 30 days of the quarter in which such amounts are received (other than any such revenue from the existing OEM agreements which shall belong to Seller.)

8.  Transfer and Sales Tax

    Notwithstanding any provisions of law imposing the burden of such taxes on the Seller or the Buyer, as the case may be, the Seller shall be responsible for and shall pay (a) all sales, use and transfer taxes, and (b) all governmental charges, if any, upon the transfer of any of the Assets hereunder.

9.  Brokers

    9.1 For the Seller. The Seller represents and warrants that it has not engaged any broker or finder or incurred any liability for brokerage fees, commissions or finder's fees in connection with the transactions contemplated by this Agreement. The Seller agrees to indemnify and hold harmless the Buyer against any claims or liabilities asserted against it by any person acting or claiming to act as a broker or finder on behalf of the Seller.

    9.2 For the Buyer. The Buyer agrees to pay all fees, expenses and compensation owed to any person, firm or corporation who has acted in the capacity of broker or finder on its behalf in connection with the transactions contemplated by this Agreement. The Buyer agrees to indemnify and hold harmless the Seller against any claims or liabilities asserted against it by any person acting or claiming to act as a broker or finder on behalf of the Buyer.

10. Miscellaneous.

    10.1 Notices

    Any notices or other communications required or permitted hereunder shall be sufficiently given if delivered personally or sent by telex, federal express, registered or certified mail, postage prepaid, addressed as follows or to such other address of which the parties may have given notice:

If to Seller:                                If to Buyer:

Attention: Douglas Richard                   Attention: John Moore,
Chief Executive Officer                      Chief Executive Officer
Micrografx, Inc.                             Mindscape, Inc.
1303 E. Arapaho Road                         88 Rowland Way
Richardson, TX 75081                         Novato, CA  94945
Telephone:  (972) 994-6114                   Telephone:  (415) 895-2000
Facsimile:  (972) 994-6868                   Facsimile:  (415) 895-2108

Copy of Notices to:                          Copy of Notices to:
Legal Department                             Legal Department
Fax:  (972) 994-6030                         The Learning Company
                                             Fax: (617) 494-5660

    Unless otherwise specified herein, such notices or other communications shall be deemed received (a) on the date delivered, if delivered personally; or
(b) five business days after being sent, if sent by registered or certified mail.

    10.1 Successors and Assigns

         This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Buyer and the Seller may not assign any or all their respective rights or obligations hereunder without the prior written consent of the other party; provided, however, that the Buyer may assign this Agreement, and its rights and obligations hereunder, to a subsidiary or affiliate provided, the Buyer should remain liable for the payment obligations under Section 1.7(a), or by either Buyer or Seller upon the merger of the party or the sale of all or substantially all of Buyer's business, all without the consent of Seller, upon providing notice to Seller. Any assignment in contravention of this provision shall be void.

    10.2 Entire Agreement; Amendments; Attachments

    (a) This Agreement, all Schedules and Exhibits hereto, and all agreements and instruments to be delivered by the parties pursuant hereto represent the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersede all prior oral and written and all contemporaneous oral negotiations, commitments and understandings between such parties. The Buyer and the Seller, by the consent of their respective Boards of Directors, or officers authorized by such Boards, may amend or modify this Agreement, in such manner as may be agreed upon, by a written instrument executed by the Buyer and the Seller.

    (b) If the provisions of any Schedule or Exhibit to this Agreement are inconsistent with the provisions of this Agreement, the provision of the Agreement shall prevail. The Exhibits and Schedules attached hereto or to be attached hereafter are hereby incorporated as integral parts of this Agreement.

    10.3 Expenses

    Except as otherwise expressly provided herein, the Buyer and the Seller shall each pay their own expenses in connection with this Agreement and the transactions contemplated hereby.

    10.4 Governing Law

    This Agreement shall be governed by and construed in accordance with the laws of Delaware.

    10.5 Section Headings

    The section headings are for the convenience of the parties and in no way alter, modify, amend, limit, or restrict the contractual obligations of the parties.

    10.6 Severability

    The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

    10.7 Counterparts

    This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

    10.8 Confidentiality of Agreement

    The terms of this Agreement shall be kept confidential and shall not be disclosed to any third party (except for the Press Release contemplated above or unless such disclosure is required by law).

           IN WITNESS WHEREOF the parties hereto have caused this Agreement to be signed under seal as of the date first set forth above.

LEARNING COMPANY PROPERTIES INC.             MICROGRAFX, INC.



By:      /s/ R. Scott Murray                 By:      /s/ Douglas Richard
    ------------------------------                -----------------------------
           R. Scott Murray                   Name:      Douglas Richard
     Executive Vice President and            Title: Chief Executive Officer
       Chief Financial Officer


As to Section 1.2(a)(i)
MINDSCAPE, INC.



By:       /s/ R. Scott Murray
    ------------------------------
            R. Scott Murray
     Executive Vice President and
        Chief Financial Officer

                                  SCHEDULE 1.1
                             CREATACARD PRODUCT LIST

     The Software Programs shall include the entire CreataCard software product line consisting of each and every version and derivative of the software programs now known as CreataCard, including, without limitation, the attached list of programs.

CREATACARD PRODUCT LISTING
-----------------------------------------------------------------------------------------------------------------------------------
PRODUCT                                     SHIP DATE     PRIMARY DISTRIBUTION         COUNTRY             NOTES       UNLOCK PACKS
-----------------------------------------------------------------------------------------------------------------------------------
AG CreataCard Plus Version 1.0
  International                               Sep-96      Retail                   Outside US/Canada                      None
AG CreataCard Gold Version 1.0
  English                                     Mar-97      Retail                   US, Canada                             None
AG CreataCard Gold Version 1.0
  International                               Mar-97      Retail                   Outside US/Canada                      None
AG CreataCard Plus Version 2.0
  English                                     Sep-97      Retail                   US, Canada                             16 packs
AG CreataCard Gold Version 2.0
  English                                     Sep-97      Retail                   US, Canada                             16 packs
Carlton CreataCard Gold Version 2.0           Sep-97      Retail                   UK                                      7 packs
International
AG CreataCard Gold Version 2.0
  International                               Sep-97      Retail                   Outside US/Canada                       7 packs
AG CreataCard Gold Version 2.0 Walmart        Sep-97      Walmart                  US, Canada           Box Change Only   16 packs
AG CreataCard Plus Version 2.0 Walmart        Sep-97      Walmart                  US, Canada           Box Change Only   16 packs
AG CreataCard Plus Version 2.1 English        Mar-98      Retail                   US, Canada                             22 packs
AG CreataCard Gold Version 2.1 English        Mar-98      Retail                   US, Canada                             22 packs
Carlton CreataCard Gold Version 2.1           Mar-98      Retail                   UK                                     11 packs
International
AG CreataCard Gold Version 2.1
  International                               Mar-98      Retail                   Outside US/Canada                      11 packs
AG CreataCard Gold Version 2.1 Walmart        Mar-98      Walmart                  US, Canada           Box Change Only   22 packs
AG CreataCard Plus Version 2.1 Walmart        Mar-98      Walmart                  US, Canada           Box Change Only   22 packs
AG CreataCard Plus 2.1 Upgrade                Mar-98      Current 2.0 Customers    US, Canada                             22 packs
AG CreataCard Gold 2.1 Upgrade                Mar-98      Current 2.0 Customers    US, Canada                             22 packs
AG CreataCard Internet Edition Version 1.0    Jan-97      Internet - Free                                                  0 packs
AG CreataCard Internet Edition Version 2.0    Oct-97      Internet - Free                               Spring/Fall        0 packs
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
PROPOSED PRODUCT                             SHIP DATE    PRIMARY DISTRIBUTION         COUNTRY             NOTES       UNLOCK PACKS
-----------------------------------------------------------------------------------------------------------------------------------
AG CreataCard Plus Version 3.0 English        Sep-98      Retail                   US, Canada                             31 packs
AG CreataCard Gold Version 3.0 English        Sep-98      Retail                   US, Canada                             30 packs
Carlton CreataCard Gold Version 3.0           Sep-98      Retail                   UK                                     18 packs
International
AG CreataCard Gold Version 3.0 International  Sep-98      Retail                   Outside US/Canada                      18 packs
AG CreataCard Gold Version 3.0 Walmart        Sep-98      Walmart                  US, Canada           Box Change Only   30 packs
AG CreataCard Plus Version 3.0 Walmart        Sep-98      Walmart                  US, Canada           Box Change Only   30 packs
----------------------------------------------------------------------------------------------------------------------------------

Note: Seller shall only be required to deliver the version 3.0 Golden Master at the closing. Seller shall deliver any other versions upon request of Buyer.

                               SCHEDULE 1.2(a)(i)
                               ASSUMED AGREEMENTS

1. Master Agreement between American Greetings Corporation ("AG") and Seller, dated February 9, 1996, as amended April 1, 1997.

2. Centerpiece Product, Subagreement A, between American Greetings Corporation ("AG") and Seller, dated February 9, 1996, as amended April 1, 1997.

3. Design Packs, Subagreement B, between American Greetings Corporation ("AG") and Seller, dated February 9, 1996, as amended April 1, 1997.

4. Micrografx Remote Fulfillment Software, Subagreement D, between American Greetings Corporation ("AG") and Seller, dated April 1, 1997.

5. Centerpiece Japan Product, Subagreement E, between American Greetings Corporation ("AG") and Seller, dated April 1, 1997.

                                                                 SCHEDULE 1.2(c)
           MDF Commitments

To be provided by Seller.

CAC PHASE OUT COMMITMENTS

      Customer           Amount      Techs Take  Promo Date  Activity   Products           Agreement   Comments     Add'l Comments
   Business Depot     $   8,400.00      65.00     08/01/98   End Cap    AG CAC Plus V2.0   Yes         Phase Out/   Agreed to per
                                                                        AG CAC Gold V2.0               Signed       contract
               TOTAL  $   8,400.00      65.00

    Future Shop       $  18,700.00                08/01/98   End Cap    AG CAC Plus V2.0   Yes         Phase Out/   Agreed to by
                                                                                                       Signed       Deron Dampster,
                                                                                                                    Canadian Rep

    Future Shop       $  10,000.00                08/01/98   Instant    AG CAC Plus V2.0   Yes                      Agreed to by
                                                             Rebate                                                 Deron Dampster,
                                                                                                                    Canadian Rep

               TOTAL  $  28,700.00

    Office Depot      $  15,000.00     500.00     08/01/98   Insert     AG CAC Plus V2.0   Yes         Phase Out/   Agreed to per
                                                                        AG CAC Gold V2.0               Signed       contract
                                                                        AG CAC Budget

               TOTAL  $  15,000.00     500.00

    Best Buy          $  16,200.00     200.00     07/01/98   AD         CAC Plus           Yes         Signed       Agreed to per
                                                                                                                    contract
               TOTAL  $  16,200.00     200.00

    Staples           $  25,000.00     Ingram     07/01/98   Insert     AG CAC Plus V2.0   Yes         Phase Out/   Agreed to per
                                                                                                                    contract

    Staples           $  25,000.00     Ingram     08/01/98   Insert     AG CAC Plus V2.1   Yes         Phase Out/   Agreed to per
                                                                                                       Signed       contract

    Staples           $  25,000.00     Ingram     09/01/98   Insert     All new product    Yes         Signed

               TOTAL  $  75,000.00

 Price Costco Canada  $   5,700.00     Merisel    07/01/98   Endcap     Carlton Cards      Yes         Phase Out

               TOTAL  $   5,700.00

    OfficeMax         $  25,000.00     Ingram     07/01/98   Insert     AG CAC Plus V2.0   Yes         Signed

    OfficeMax         $   2,500.00     Ingram     07/01/98   Rebates    AG CAC Plus V2.1   Yes         Signed

               TOTAL  $  27,500.00
    Grand Total       $ 176,500.00

CAC 3 LAUNCH
COMMITMENTS

      Customer           Amount      Promo Date   Activity           Products             Agreement    Comments
    Business Depot    $   8,400.00   10/01/98     End Cap            AG CAC Plus V3.0        Yes
                                                                     AG CAC Gold V3.0
             TOTAL    $   8,400.00

    CompUSA, Inc.     $ 150,000.00   Nov-Dec      EC W/Radio         AG CAC Gold V3          Yes
    CompUSA, Inc.     $  21,985.00   09/01/98     Insert             AG CAC Gold V3          Yes
    CompUSA, Inc.     $  21,985.00   09/01/98     Insert             AG CAC Plus V3          Yes
    CompUSA, Inc.     $  21,985.00   10/01/98     Insert             All Products            Yes
    CompUSA, Inc.     $  21,985.00   10/11/98     Insert             AG CAC Plus V3          Yes
    CompUSA, Inc.     $  21,985.00   11/08/98     Insert             AG CAC Plus V3          Yes
    CompUSA, Inc.     $  21,985.00   12/01/98     Insert             AG CAC Gold V3          Yes
    CompUSA, Inc.     $  21,985.00   12/27/98     Insert             AG CAC Plus V3          Yes

             TOTAL    $ 281,910.00

    Office Depot      $  15,000.00   Nov-Dec      End Cap            AG CAC Plus V3.0        Yes
                                                                     AG CAC Gold V3.0
    Office Depot      $  15,000.00   09/01/98     Insert             AG CAC Plus V3.0        Yes        Signed
                                                                     AG CAC Gold V3.0
    Office Depot      $  15,000.00   10/01/98     Insert             AG CAC Plus V3.0        Yes
                                                                     AG CAC Gold V3.0
    Office Depot      $  15,000.00   11/01/98     Insert             AG CAC Plus V3.0        Yes
                                                                     AG CAC Gold V3.0
    Office Depot      $  15,000.00   12/01/98     Insert             AG CAC Plus V3.0        Yes
                                                                     AG CAC Gold V3.0
             TOTAL    $  75,000.00

    OfficeMax         $  25,000.00   10/01/98     Insert             AG CAC Plus V3          Yes
    OfficeMax         $  25,000.00   11/01/98     Insert             AG CAC Gold V3          Yes
    OfficeMax         $  50,000.00   12/01/98     End Cap/Red Rack   AG CAC Plus V3.0        Yes
                                                                     AG CAC Gold V3.0
             TOTAL    $ 100,000.00

    Staples           $  50,000.00   Oct-Dec 98   Pop Display        All new product         Yes
    Staples           $  25,000.00   09/01/98     Insert             All new product         Yes        Signed
    Staples           $  25,000.00   12/01/98     Insert             AG CAC Plus V3          Yes

             TOTAL    $ 100,000.00

    Hastings          $  11,105.00   6/1 & 7/1    Ad/Display         AG CAC Plus V3.0        Yes        Signed
                                                                     AG CAC Gold V3.0
             TOTAL    $  11,105.00

    Sam's Club        $  50,000.00   10/01/98     Display            AG CAC Gold V3          Yes

             TOTAL    $  50,000.00

       GRAND TOTAL    $ 626,415.00

                                  SCHEDULE 1.5
                                 EXCLUDED ASSETS

1.   CreataCard J-Version based on Micrografx Windows Draw

2. Standard OEM License Agreement between Avery Dennison Corporation ("Distributor") and Seller, dated March 15, 1997.

3. Standard OEM License Agreement between Avery Dennison UK Limited ("Distributor") and Seller, dated August 5, 1997.

4. Amended and Restated License Agreement between Canon Computer Systems, Inc. ("Distributor") and Seller, dated March 31, 1997, as further amended
     May ___, 1998.

5. Promotional Program Software Distribution Agreement between Canon Computer Systems, Inc. ("CCSI") and Seller, dated May 22, 1998.

6. Standard OEM License Agreement between Epson America, Inc. ("Distributor") and Seller, dated April 15, 1998.

7. License to Incorporate Copyrighted Works between Lexmark International, Inc. ("Lexmark") and Seller, dated March 31, 1998.

8. Standard OEM License Agreement between Mindscape, Inc. ("Distributor") and Seller, dated July 31, 1997.

9.   All Micrografx trade names, logos, service marks and trade dress.

10.  The agreements listed as items #8-12 on Schedule 2.2(c).

                               SCHEDULE 2.2(b)(i)
                            AGREEMENTS AND CONSENTS

(i)      All contracts which relate to the Software Programs (Section 2.2(b)
         (i):

1. Master Agreement between American Greetings Corporation ("AG") and Seller, dated February 9, 1996, as amended April 1, 1997.

2. Centerpiece Product, Subagreement A, between American Greetings Corporation ("AG") and Seller, dated February 9, 1996, as amended April 1, 1997.

3. Design Packs, Subagreement B, between American Greetings Corporation ("AG") and Seller, dated February 9, 1996, as amended April 1, 1997.

4. On-Line and Internet Special Products, Subagreement C, between American Greetings Corporation ("AG") and Seller, dated February 9, 1996.

5. Micrografx Remote Fulfillment Software, Subagreement D, between American Greetings Corporation ("AG") and Seller, dated April 1, 1997.

6. Centerpiece Japan Product, Subagreement E, between American Greetings Corporation ("AG") and Seller, dated April 1, 1997.

7. Bitstream Inc. License Agreement between Bitstream Inc. ("Bitstream") and Seller, dated December 17, 1992, as amended. For licensed fonts.

8. Bitstream Inc. TrueDoc(R) License Agreement between Bitstream Inc. ("Bitstream") and Seller, dated May 30, 1997. For licensed fonts.

9. Leadtools Windows Based Products License Agreement between Lead Technologies, Inc. ("Licensor") and Seller, dated June 8, 1995, as amended. For licensed filters.

10. Pretty Simple Master OEM Agreement between Pretty Good Privacy, Inc. ("PGP") and Seller, dated June 30, 1997. Licensed encryption.

11. LZW Software Patent License Agreement between Unisys Corporation ("Unisys") and Seller, dated December 14, 1995. License of LZW technology.

12. Standard OEM License Agreement between Avery Dennison Corporation ("Distributor") and Seller, dated March 15, 1997.

13. Standard OEM License Agreement between Avery Dennison UK Limited ("Distributor") and Seller, dated August 5, 1997.

14. Amended and Restated License Agreement between Canon Computer Systems, Inc. ("Distributor") and Seller, dated March 31, 1997, as further amended May ___, 1998.

15. Promotional Program Software Distribution Agreement between Canon Computer Systems, Inc. ("CCSI") and Seller, dated May 22, 1998.

16. Standard OEM License Agreement between Epson America, Inc. ("Distributor") and Seller, dated April 15, 1998.

17. License to Incorporate Copyrighted Works between Lexmark International, Inc. ("Lexmark") and Seller, dated March 31, 1998.

18. Standard OEM License Agreement between Mindscape, Inc. ("Distributor") and Seller, dated July 31, 1997.


(ii)     Consents and approvals.

         BANK BOSTON - REVOLVING CREDIT AGREEMENT AMERICAN GREETINGS CORPORATION
         - ASSUMED AGREEMENTS

(iii) All Royalties, Advances and other Fees relating to the Software Programs (Section 2.2(b)(iii): None except for those due American Greetings Corporation pursuant to the various Assumed Agreements.

                                 SCHEDULE 2.2(c)
                          OEM AND LICENSING AGREEMENTS

(a)      OEM Agreements:

1. Standard OEM License Agreement between Avery Dennison Corporation ("Distributor") and Seller, dated March 15, 1997.

2. Standard OEM License Agreement between Avery Dennison UK Limited ("Distributor") and Seller, dated August 5, 1997.

3. Second Amended and Restated License Agreement between Canon Computer Systems, Inc. ("Distributor") and Seller, dated May 29, 1998.

4. Promotional Program Software Distribution Agreement between Canon Computer Systems, Inc. ("CCSI") and Seller, dated May 22, 1998.

5. Standard OEM License Agreement between Epson America, Inc. ("Distributor") and Seller, dated April 15, 1998.

6. License to Incorporate Copyrighted Works between Lexmark International, Inc. ("Lexmark") and Seller, dated March 31, 1998.

7. Standard OEM License Agreement between Mindscape, Inc. ("Distributor") and Seller, dated July 31, 1997.

(B)      License Agreements:

8. Bitstream Inc. License Agreement between Bitstream Inc. ("Bitstream") and Seller, dated December 17, 1992, as amended.

9. Bitstream Inc. TrueDoc(R)License Agreement between Bitstream Inc. ("Bitstream") and Seller, dated May 30, 1997.

10. Leadtools Windows Based Products License Agreement between Lead Technologies, Inc. ("Licensor") and Seller, dated June 8, 1995, as amended.

11. Pretty Simple Master OEM Agreement between Pretty Good Privacy, Inc. ("PGP") and Seller, dated June 30, 1997.

12. LZW Software Patent License Agreement between Unisys Corporation ("Unisys") and Seller, dated December 14, 1995.

                                  SCHEDULE 2.3
                                  ENCUMBRANCES

                                      None

                                  SCHEDULE 2.4
                              LITIGATION AND CLAIMS

      Micrografx, Inc. v. Corel Corporation, Corel Corporation and Michael
       C.J. Cowpland, in the United States District Court for the Northern
            District of Texas, Dallas Division, Case No. 3-98CV0050-R

American Greetings has asserted claims against Micrografx for violation of the Assumed Agreements. Seller shall obtain a release of Buyer and Seller from any such claims.

                                  SCHEDULE 2.5
                                   INVENTORY


The attached list represents all of the existing inventory.


AG CAC PLUS V2.0
MGX AM1L20ENG                   # Stores  Last Month      Q4
IM 372748  TECH 471331           5/11/98     TOTAL       TOTAL    WE 4-Jul      11-Jul     18-Jul     25-Jul      1-Aug      TOTAL
                                ---------  ---------    -------   --------      ------     ------     ------      -----      -----
BABBAGE'S                             467        142        473         25          26         28         38         18        135
BEST BUY                              284        969      2,865      2,237         462        400        352        397      3,848
CIRCUIT CITY                          443        196        571         59          60         60                              179
COMPUSA  166788                       157      3,213      6,479        333         447      1,296        472        261      2,809
COMPUTER CITY 59-10605                 89        269      1,002         48          52         66         68         58        292
COMPUTER CITY/CANADA 59-80253           7          7         30          1           0          1          0          0          2
COSTCO                                206      6,556     20,930      1,498       2,006      1,875      1,738      1,569      8,686
ELECTRONICS BOUTIQUE                  465        166        473         29          21         14         13         12         89
FUTURE SHOP                           100         31        109                                                                 14
FUTURE SHOP/CANADA                                49        188                                                                 44
HASTINGS                              107         22         63                                                                  0
MUSICLAND/ON CUE                      224          0        388                                                                121
OFFICE DEPOT                          566        990      3,608        277         300        954         NA                 1,531
OFFICEMAX                             725        546        566        101         105        124        377        108        815
STAPLES                               715        662      2,307        130         126        107        133        117        613
TARGET (AMIW20ENG)                  1,200        286      1,310         74          79         79         63         89        384
WALMART (AMIW20ENG)                 2,200      2,218      8,667        389         395        444        413        435      2,076
BJ'S WHOLESALE CLUB                    89      1,573      5,495                                                                  0
PC CONNECTION                                      1          4                                                                  3
TECH DATA
INGRAM
                                              ------     ------      -----       -----      -----      -----      -----     ------
                         TOTAL                17,873     55,528      5,201       4,079      5,448      3,667      3,064     21,641
                                              ======     ======      =====       =====      =====      =====      =====     ======



AG CAC PLUS V2.0
MGX AM1L20ENG                      % Chg.                                                          % Chg.      QUARTER
IM 372748  TECH 471331            Last Month      8-Aug      15-Aug     22-Aug    29-Aug   TOTAL  Last Month    TOTAL
                                  ----------      -----      ------     ------    ------   -----  ----------   -------
BABBAGE'S                                (5)%        33          30                           63       (53)%       198
BEST BUY                                297%                                                   0      (100)%     3,848
CIRCUIT CITY                             (9)%                                                  0      (100)%       179
COMPUSA  166788                         (13)%       262         254                          516       (82)%     3,325
COMPUTER CITY 59-10605                    9%         50          43                           93       (68)%       385
COMPUTER CITY/CANADA 59-80253           (71)%         0           3                            3        50%          5
COSTCO                                   32%      1,504       1,268                        2,772       (68)%    11,458
ELECTRONICS BOUTIQUE                    (46)%        22          22                           44       (51)%       133
FUTURE SHOP                             (55)%                                                  0      (100)%        14
FUTURE SHOP/CANADA                      (10)%                                                  0      (100)%        44
HASTINGS                               (100)%                                                  0    #DIV/0!          0
MUSICLAND/ON CUE                     #DIV/0!                                                   0      (100)%       121
OFFICE DEPOT                             55%                                                   0      (100)%     1,531
OFFICEMAX                                49%                                                   0      (100)%       815
STAPLES                                  (7)%       122         170                          292       (52)%       905
TARGET (AMIW20ENG)                       34%         88          35                          123       (68)%       507
WALMART (AMIW20ENG)                      (6)%       461         443                          904       (56)%     2,980
BJ'S WHOLESALE CLUB                    (100)%                                                  0    #DIV/0!          0
PC CONNECTION                           200%                                                   0      (100)%         3
TECH DATA
INGRAM
                                     ------       -----       -----      -----     -----   -----     -----     -------
                         TOTAL           21%      2,542       2,268          0         0   4,810       (78)%    26,451
                                     ======       =====       =====      =====     =====   =====     =====     =======



AG CAC PLUS V2.0                    %Chg.
MGX AM1L20ENG                       Last    Ave. Sales    UNITS     UNITS
IM 372748  TECH 471331             Quarter  per Store      OH        OO
                                   ------- ----------     -----    -----
BABBAGE'S                            (58)%      0.4         477
BEST BUY                              34%      13.5       3,504
CIRCUIT CITY                         (69)%      0.4         631
COMPUSA  166788                      (49)%     21.2       5,667
COMPUTER CITY 59-10605               (62)%      4.3         509
COMPUTER CITY/CANADA 59-80253                   0.7          84
COSTCO                               (45)%     55.6       3,077
ELECTRONICS BOUTIQUE                 (72)%      0.3         308
FUTURE SHOP                                     0.1          97
FUTURE SHOP/CANADA                                        1,078
HASTINGS                            (100)%      0.0         164        32
MUSICLAND/ON CUE                     (69)%      0.5         338        13
OFFICE DEPOT                         (58)%      2.7       1,837       817
OFFICEMAX                             44%       1.1       2,055       637
STAPLES                              (61)%      1.3       3,612        90
TARGET (AMIW20ENG)                   (61)%      0.4
WALMART (AMIW20ENG)                  (66)%      1.4
BJ'S WHOLESALE CLUB                 (100)%      0.0       3,305       620
PC CONNECTION                        (25)%                    2
TECH DATA                                                 3,776
INGRAM                                                    3,800
                                  ------                 ------     -----
                         TOTAL       (52)%               34,311     2,209
                                  ======                 ======     =====



AG CAC PLUS V2.0
MGX AM1L20ENG                  # Stores   Last Month     Q4
IM 372748  TECH 471332          5/11/98     TOTAL       TOTAL    WE 4-Jul    11-Jul    18-Jul    25-Jul      1-Aug      TOTAL
                               ---------  ---------    -------   --------    ------    ------    ------      -----      -----
BABBAGE'S                            467        103        389         19        24        25        15         19        102
BEST BUY                             284      1,724      7,893        409       371       398       317        311      1,806
CIRCUIT CITY                         443        417      1,120        122       123       123                             368
COMPUSA        172300                157      1,224      5,077        292       274       272       228        252      1,318
COMPUTER CITY 59-10604                89        379      1,624        152        76       106        86         66        486
COMPUTER CITY/CANADA 71-80158          7         19         44          3         1         1         5          0         10
COSTCO/CANADA West (AD1020ENG)        26         34        458                                                              0
ELECTRONICS BOUTIQUE                 465        101        334         24        23        25        13         16        101
FUTURE SHOP                          100         21         89                                                             31
FUTURE SHOP/CANADA                               63        211                                                             55
HASTINGS                             107          0         52                                                              0
MUSICLAND                             68          0        183                                                             54
OFFICE DEPOT                         566        834      3,064        190       178       147        NA                   515
OFFICEMAX                            725        688      2,209        137       151       142       130        138        698
SAMS CLUB (AD1520ENG)                437      4,159     15,291      1,033       838       888       869        879      4,507
STAPLES                              715        947      3,331        212       184       191       165        185        937
TARGET ((AD1W20ENG)                1,200        430      1,458         85       89         73       109        115        471
WALMART (AD1W20ENG)                2,200      1,750      6,136        373       422       531       529        536      2,391
MICRO WAREHOUSE                                   3         17                                                             10
PC CONNECTION                                     3         24                                                              4
TECH DATA
INGRAM
                                             ------     ------      -----     -----     -----     -----      -----     ------
                         TOTAL               12,896     49,001      3,051     2,754     2,922     2,466      2,517     13,864
                                             ======     ======      =====     =====     =====     =====      =====     ======



AG CAC PLUS V2.0                                                                                                %Chg.
MGX AM1L20ENG                   % Chg.                                                     %Chg .    QUARTER     Last
IM 372748  TECH 471332        Last Month   8-Aug   15-Aug    22-Aug    29-Aug   TOTAL    Last Month   TOTAL     Quarter
                              ----------   -----   ------    ------    ------   -----    ----------  -------    -------
BABBAGE'S                            (1)%     24       23                          47         (54)%      149      (62)%
BEST BUY                              5%                                            0        (100)%    1,806      (77)%
CIRCUIT CITY                        (12)%                                           0        (100)%      368      (67)%
COMPUSA        172300                 8%     349      230                         579         (56)%    1,897      (63)%
COMPUTER CITY 59-10604               28%      77       63                         140         (71)%      626      (61)%
COMPUTER CITY/CANADA 71-80158       (47)%     10        4                          14           40%       24
COSTCO/CANADA West (AD1D2OENG)     (100)%                                           0       #DIV/0!        0
ELECTRONICS BOUTIQUE                  0%      12       20                          32         (68)%      133      (60)%
FUTURE SHOP                          48%                                            0        (100)%       31
FUTURE SHOP/CANADA                  (13)%                                           0        (100)%       55
HASTINGS                         #DIV/0!                                            0       #DIV/0!        0     (100)%
MUSICLAND                        #DIV/0!                                            0        (100)%       54      (70)%
OFFICE DEPOT                        (38)%                                           0        (100)%      515      (83)%
OFFICEMAX                             1%                                            0        (100)%      698      (68)%
SAMS CLUB (AD1520ENG)                 8%     612      693                       1,305         (71)%    5,812      (62)%
STAPLES                              (1)%    175      189                         364         (61)%    1,301      (61)%
TARGET (AD1W20ENG)                   10%      96       46                         142         (70)%      613      (58)%
WALMART (AD1W20ENG)                  37%     593      567                       1,160         (51)%    3,551      (42)%
MICRO WAREHOUSE                     233%                                            0        (100)%       10      (41)%
PC CONNECTION                        33%                                            0        (100)%        4      (83)%
TECH DATA
INGRAM
                                     --    -----    -----      --        --     -----       -----    -------     ----
                         TOTAL        8%    1948    1,835       0         0     3,783         (73)%   17,647      (64)%
                                     ==    =====    =====      ==        ==     =====       =====    =======     ====



AG CAC PLUS V2.0
MGX AM1L20ENG                  Ave. Sales     UNITS     UNITS
IM 372748  TECH 471332          per Store      OH        OO
                               ----------     -----     -----
BABBAGE'S                             0.3       507
BEST BUY                              6.4     3,180     1,078
CIRCUIT CITY                          0.8     1,537
COMPUSA        172300                12.1     5,590
COMPUTER CITY 59-10604                7.0     1,283
COMPUTER CITY/CANADA 71-80158         3.4        71
COSTCO/CANADA West (AD1020ENG)        0.0
ELECTRONICS BOUTIQUE                  0.3       338
FUTURE SHOP                           0.3       100
FUTURE SHOP/CANADA                              422
HASTINGS                              0.0       192        33
MUSICLAND                             0.8        99
OFFICE DEPOT                          0.9     2,202       178
OFFICEMAX                             1.0     2,590       319
SAMS CLUB (AD1520ENG)                13.3     5,267        13
STAPLES                               1.8     3,538
TARGET (AD1520ENG)                    0.5
WALMART (AD1520ENG)                   1.6
MICRO WAREHOUSE
PC CONNECTION                                     3
TECH DATA                                    14,850
INGRAM                                       10,500
                                             ------    ------
                         TOTAL               51,922     1,621
                                             ======    ======

AG CAC SE HANG PACK
MGX CD60331                    # Stores  Last1Month      Q4
IM 372766                       5/11/98     TOTAL      TOTAL     WE 4-Jul   11-Jul    18-Jul    25-Jul     1-Aug     TOTAL
                               --------- ----------   -------    --------   ------    ------    ------     -----     -----
COMPUTER CITY 87-10119                89     592       2,693       106        106        88        78        72        450
OFFICEMAX                            725       1           1        12         28        57        60        68        225
TECH DATA
INGRAM
                                          ------      ------     -----      -----     -----     -----     -----     ------
                         TOTAL               593       2,694       106        106        88        78        72        450
                                          ======      ======     =====      =====     =====     =====     =====     ======

AG CAC SE HANG PACK
MGX CD60331                       % Chg.                                                 % Chg.     QUARTER
IM 372766                       Last Month 8-Aug   15-Aug    22-Aug    29-Aug   TOTAL   Last Month   TOTAL
                               ----------- -----   ------    ------    ------   -----   ----------  -------
COMPUTER CITY 87-10119            (24)%      102       80                         182       (60)%       632
OFFICEMAX                      22,400%                                                     (100)%       225
TECH DATA
INGRAM
                               -------     -----   ------    ------    ------   -----    ------      ------
                         TOTAL    (24)%      102       80         0         0     182       (60)%       632
                               =======     =====   ======    ======    ======   =====    ======      ======

AG CAC SE HANG PACK             %Chg.
MGX CD60331                     Last      Ave. Sales   UNITS     UNITS
IM 372766                       Quarter    per Store    OH        OO
                                -------   ----------   -----     -----
COMPUTER CITY 87-10119           (77)%       7.1       3,471
OFFICEMAX                      22,400%       0.3       3,471      4329
TECH DATA                                                463
INGRAM                                                 1,942
                                ------                ------     -----
                         TOTAL                         9,347
                                ======                ======     =====


AG CAC SE JEWEL CASE
MGX CD60246
IM 372753 (20 pk)               # Stores  Last Month    Q4
MM 372799                       5/11/98     TOTAL      TOTAL     WE 4-Jul   11-Jul    18-Jul    25-Jul     1-Aug     TOTAL
                               --------- ----------   -------    --------   ------    ------    ------     -----     -----
ELECTRONICS BOUTIQUE                 465     505       2,031       127        128        95       108        108       566
MUSICLAND                             68       0         406                                                            93
TECH DATA
INGRAM
                                          ------      ------     -----      -----     -----     -----      -----     -----
                         TOTAL               505       2,437       127        128        95       108        108       659
                                          ======      ======     =====      =====     =====     =====      =====     =====

AG CAC SE JEWEL CASE
MGX CD60246
IM 372753 (20 pk)                  % Chg.                                                    % Chg.    QUARTER
MM 372799                        Last Month   8-Aug   15-Aug    22-Aug    29-Aug   TOTAL   Last Month   TOTAL
                                 ----------   -----   ------    ------    ------   -----   ----------  --------
ELECTRONICS BOUTIQUE                  12%       117      86                           203     (64)%       769
MUSICLAND                                                                               0    (100)%        93
TECH DATA
INGRAM
                                  ------      -----   -----     ------     ------   -----  ------    --------
                         TOTAL                  117      86          0          0     203     (69)%       862
                                  ======      =====   =====     ======     ======   =====  ======    ========

AG CAC SE JEWEL CASE
MGX CD60246                      %Chg.
IM 372753  (20 pk)               Last     Ave. Sales    UNITS     UNITS
MM 372799                       Quarter    per Store     OH        OO
                                -------   ----------   ------     -----
ELECTRONICS BOUTIQUE                (62)%        1.7    3,033
MUSICLAND                                        1.4      175
TECH DATA
INGRAM                                                    211
                                -------                ------      -----
                         TOTAL      (65)%               3,419
                                =======                ======      =====

                                       2

              RETAIL SELL THROUGH CONSUMER GRAPHICS - OLD VERSIONS
                            Q1 July - September 1998

AG CAC PLUS V1.0
MGX AM1L10ENG
IM 372718                       LAST MONTH       Q4        WE                                                            % CHG.
TECH 471306                       TOTAL        TOTAL      4-JUL    11-JUL     18-JUL    25-JUL    1-AUG       TOTAL    LAST MONTH
                                ----------    ------     ------    ------     ------    ------    ------     ------    ----------
BEST BUY                               0           3                                                              0
CIRCUIT CITY                           1           6                                                              0
COMPUSA   132405                      34         119         12         1          2         2         6         23        (32)%
COMPUTER CITY                          2           3          1         0          1         0                    2          0%
ELECTRONICS BOUTIQUE                  46         400          7        13          9         6         4         39        (15)%
HASTINGS                               0          56                                                              0     #DIV/0!
OFFICE DEPOT                       1,137       2,995        260       261        250       215       206      1,192          5%
OFFICEMAX                              0          11          0         0          1         0         1          2     #DIV/0!
STAPLES                                1           7          0         0          0         0         0          0       (100)%
TECH DATA
INGRAM
                                  ------      ------     ------    ------     ------    ------    ------     ------      -----
                         TOTAL     1,221       3,600        280       275        263       223       217      1,258          3%
                                  ======      ======     ======    ======     ======    ======    ======     ======      =====

AG CAC PLUS V1.0
MGX AM1L10ENG
IM 372718                                                                               % CHG.
TECH 471306                       8-AUG       15-AUG     22-AUG    29-AUG     TOTAL   LAST MONTH   5-SEP     12-SEP      19-SEP
                                  -----       ------     ------    ------    -------  ----------   -----     ------      ------
BEST BUY                                                                           0     #DIV/0!
CIRCUIT CITY                                                                       0
COMPUSA   132405                      6            2                               8        (65)%
COMPUTER CITY                                                                      0
ELECTRONICS BOUTIQUE                  8            3                              11        (72)%
HASTINGS                                                                           0     #DIV/0!
OFFICE DEPOT                        231          230                             461        (61)%
OFFICEMAX                                                                          0       (100)%
STAPLES                                                                            0     #DIV/0!
TECH DATA
INGRAM
                                  -----       ------     ------    ------    -------  ----------   -----      -----      -----
                         TOTAL      245          235          0         0        480        (62)%      0          0          0
                                  =====       ======     ======    ======    =======  ==========   =====      =====      =====

AG CAC PLUS V1.0
MGX AM1L10ENG
IM 372718                                                 % CHG.        QUARTER      % CHG.         UNITS     UNITS
TECH 471306                       26-SEP       TOTAL    LAST MONTH       TOTAL    LAST QUARTER       OH         OO
                                  ------       -----    -----------     -------   ------------     ------     -----
BEST BUY                                           0       #DIV/0!           0                          1
CIRCUIT CITY                                       0       #DIV/0!           0         (100)%          24
COMPUSA   132405                                   0         100%           31          (74)%          67
COMPUTER CITY                                      0       #DIV/0!           2          (33)%           1
ELECTRONICS BOUTIQUE                               0         100%           50          (88)%          36
HASTINGS                                           0                         0         (100)%         132        21
OFFICE DEPOT                                       0         100%        1,653          (45)%       1,802     2,722
OFFICEMAX                                          0       #DIV/0!           2          (82)%           6
STAPLES                                            0       #DIV/0!           0         (100)%          19
TECH DATA
INGRAM                                                                                                184
                                  -----        -----        -----        -----        -----         -----     -----
                         TOTAL        0            0        (100)%       1,738          (52)%       2,272     2,743
                                  =====        =====        =====        =====        =====         =====     =====


AG CAC GOLD V1.0
MGX AD1L20ENG
IM 372740                         Last Month     Q4       WE                                                       % Chg.
TECH 471326                         TOTAL      TOTAL     4-Jul    11-Jul   18-Jul   25-Jul    1-Aug     TOTAL    Last Month   8-Aug
                                  ----------   -----     -----    ------   ------   ------    -----     -----    ----------   -----
CIRCUIT CITY                              3        3                                                        0
COMPUTER CITY 59-10599                    7        8         0         0       10        1        0        11                     0
HASTINGS                                  0        7                                                        0       #DIV/0!
OFFICEMAX                                 2       16         0         0        1        0        2         3         50%
STAPLES                                   1        7         0         0        0        0        0         0       (100)%        0
TECH DATA
INGRAM
                                  ---------    -----     -----    ------   ------   ------    -----     -----     --------    -----
                         TOTAL           13       41         0         0       11        1        2        14          8%         0
                                  =========    =====     =====    ======   ======   ======    =====     =====     ========    =====

AG CAC GOLD V1.0
MGX AD1L20ENG
IM 372740                                                                % Chg.
TECH 471326                        15-Aug   22-Aug    29-Aug   TOTAL   Last Month    5-Sep      12-Sep   19-Sep    26-Sep    TOTAL
                                   ------   ------    ------   -----   ----------    -----      ------   ------    ------    -----
CIRCUIT CITY                                                       0                                                             0
COMPUTER CITY 59-10599                  0                          0       (100)%                                                0
HASTINGS                                                           0      #DIV/0!                                                0
OFFICEMAX                                                          0       (100)%                                                0
STAPLES                                 3                          3      #DIV/0!                                                0
TECH DATA
INGRAM
                                   ------   ------    ------   -----     --------    ------     ------   -------   ------    -----
                                        3        0         0       3        (79)%         0          0         0        0        0
                                   ======   ======    ======   =====     ========    ======     ======   =======   ======    =====

AG CAC GOLD V1.0
MGX AD1L20ENG
IM 372740                           % Chg.        QUARTER      % Chg.       UNITS    UNITS
TECH 471326                        Last Month      TOTAL     Last Quarter    OH       OO
                                   ----------     -------    ------------    --       --
CIRCUIT CITY                                           0         (100)%      19
COMPUTER CITY 59-10599                                11           38%)       7
HASTINGS                                               0         (100)%     149        12
OFFICEMAX                            #DIV/0!           3          (81)%      34
STAPLES                               (100)%           3          (57)%      52
TECH DATA
INGRAM                                                                       98
                                     -------      ------       -------     ----     -----
                                      (100)%          17          (59)%     359        12
                                     =======      ======       =======     ====     =====


INVENTORY AT MGX RICHARDSON

Part Number     Description                                          Quantity
-----------------------------------------------------------------------------
AD1L10ENG       AM CREATE-A-CARD GOLD CDROM LIVE 1.0 ENG                  93
AM1A10ENG       AM CREATACARD UK CDROM LIVE 1.0 ENG                        6
AM1C10ENG       AM CREATACARD INT'L CDROM LIVE 1.0 ENG                     9
AM1W20ENG       CAC PLUS CD 2.0 ENG WALMART                              319
AM20CDOEM       AM 1.0 CREATACARD 20 "OEM" CD DISPLAY                      9

Part Number     Description                                          Quantity
-----------------------------------------------------------------------------
AD1A20ENG       CAC GOLD UK LIVE 2.0 ENG                               2,300



INVENTORY AT SOFTBANK

Part Number     Description                                          Quantity
-----------------------------------------------------------------------------
AD1FU21ENG      CAC GOLD CD Upgrade Pack 2.1 ENG                         674
AD1L10ENG       AM CREATE-A-CARD GOLD CDROM LIVE 1.0 ENG                 798
AD1L20ENG       CAC GOLD CD LIVE 2.0 ENG                               1,967
AD1W20ENG       CAC GOLD CD 2.0 ENG WALMART                               16
AM1L20ENG       CAC PLUS CD LIVE 2.0 ENG                                 533
AM1W20ENG       CAC PLUS CD 2.0 ENG WALMART                                2

INVENTORY AT MGX VENLO

Part Number     Description                                          Quantity
-----------------------------------------------------------------------------
AD1A20ENG       CAC GOLD UK LIVE 2.0 ENG                               1,852
AD1C20ENG       CAC GOLD CD INT'L LIVE 2.0 ENG                            42
AM1A10ENG       AM CREATACARD UK CDROM LIVE 1.0 ENG                      302
AM1C10ENG       AM CREATACARD INT'L CDROM LIVE 1.0 ENG                    36

                                  SCHEDULE 2.6
                               INTANGIBLE PROPERTY


1.       Trademarks: None (all owned by American Greetings)

2.       Registered Trademarks or Pending Applications: None

3.       Registered Copyrights:

           Program/Version                       Registration #                 Date
           ---------------                       --------------                 ----
         CREATACARD GOLD 1.0                      TX4-574-621                 10/20/1997
         CreataCard Gold 2.0                      TX4-574-620                 10/20/1997
         CreataCard Gold 2.1                      TXu-814-555                 02/10/1998
         CreataCard Plus 1.0                      TX4-574-623                 10/20/1997
         CreataCard Plus 2.0                      TX4-574-622                 10/20/1997
         CreataCard Plus 2.1                      TXu-814-556                 02/10/1998
         CreataCard Japanese version 1.0          TX-576-71                   01/20/1996
         CreataCard Studio Source Code            TX4-321-216                 08/23/1996


1.       Unregistered Copyrights:

             Program/Version                           Date
             ---------------                           ----
           CreataCard Gold 3.0
           CreataCard Plus 3.0

         Note: Buyer's rights to registered and unregistered copyrights relate only to packaging, trade dress and other collateral materials identified in
Section 1.2(a)(ii).

                                                                  SPECIFICATIONS

CreataCard Program Features

o    Card Rack Browsing
o    Find-A-Card Browsing
o    ForgetMeNot Address Book & Calendar
o    Greeting Card Generation
     o    Print
     o    E-mail
     o    Personal Delivery
o    Creative Workshop
     o    Art Book
     o    Message Book
     o    Drawing Tools
     o    All project templates
o    Themed Projects
o    Multi-media Greetings
o    Add-A-Photo Greetings


Content Project Types

o    Greeting Cards
     o    Invitations
     o    Announcements
     o    Add-A-Photo Cards
o    Signs/Certificates and Stationery
o    Postcards
o    Business Cards
o    Envelopes
o    Labels & Gift Tags
o    Stickers
o    Banners
o    Calendar
o    Labels
o    Multimedia Greeting Cards (e-mail only)